Exhibit 12

CERTIFICATIONS

I, Charles Allen, certify that:

1.
I have reviewed this Transition Report on Form 20-F of Carlton Communications Plc ("Carlton");

2.
Based on my knowledge, this Transition Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Transition Report;

3.
Based on my knowledge, the financial statements, and other financial information included in this Transition Report, fairly present in all material respects the financial condition, results of operations and cash flows of Carlton as of, and for, the periods presented in this Transition Report;

4.
The Finance Director of ITV plc and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Carlton and have:

(a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Carlton, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this Transition Report is being prepared;

(b)
Evaluated the effectiveness of Carlton's disclosure controls and procedures and presented in this Transition Report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this Transition Report based on such evaluation; and

(c)
Disclosed in this Transition Report any change in Carlton's internal control over financial reporting that occurred during the period covered by the Transition Report that has materially affected, or is reasonably likely to materially affect, Carlton's internal control over financial reporting; and

5.
The Finance Director of ITV plc and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Carlton's auditors and the audit committee of ITV plc's board of directors (or persons performing the equivalent functions):

(a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Carlton's ability to record, process, summarize and report financial information; and

(b)
Any fraud, whether or not material, that involves management or other employees who have a significant role in Carlton's internal control over financial reporting.

Date: March 26, 2004
	By:	/s/ CHARLES ALLEN
	Name: Title:	Charles Allen Chief Executive

I, Henry Staunton, certify that:

1.
I have reviewed this Transition Report on Form 20-F of Carlton Communications Plc ("Carlton");

2.
Based on my knowledge, this Transition Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Transition Report;

3.
Based on my knowledge, the financial statements, and other financial information included in this Transition Report, fairly present in all material respects the financial condition, results of operations and cash flows of Carlton as of, and for, the periods presented in this Transition Report;

4.
The Chief Executive of ITV plc and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Carlton and have:

(a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Carlton, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this Transition Report is being prepared;

(b)
Evaluated the effectiveness of Carlton's disclosure controls and procedures and presented in this Transition Report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this Transition Report based on such evaluation; and

(c)
Disclosed in this Transition Report any change in Carlton's internal control over financial reporting that occurred during the period covered by the Transition Report that has materially affected, or is reasonably likely to materially affect, Carlton's internal control over financial reporting; and

5.
The Chief Executive of ITV plc and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Carlton's auditors and the audit committee of ITV plc's board of directors (or persons performing the equivalent functions):

(a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Carlton's ability to record, process, summarize and report financial information; and

(b)
Any fraud, whether or not material, that involves management or other employees who have a significant role in Carlton's internal control over financial reporting.

Date: March 26, 2004
	By:	/s/ HENRY STAUNTON
	Name: Title:	Henry Staunton Finance Director